Investor Presentation September 2014 Pursuing Effective Business Strategy in Regional Insurance Markets Exhibit 99.1

Forward-Looking Statements
The Company bases all statements made in this presentation that are not historic facts on its current expectations. These statements are forward-looking in nature (as defined in the Private
Securities Litigation Reform Act of 1995) and involve a number of risks and uncertainties. Actual results could vary materially. Factors that could cause actual results to vary materially include: the
Company’s ability to maintain profitable operations, the adequacy of the loss and loss expense reserves of the Company’s insurance subsidiaries, business and economic conditions in the areas in which the Company operates, interest rates, competition from various insurance and other financial businesses, terrorism, the availability and cost of reinsurance, adverse and catastrophic weather events, legal and judicial developments, changes in regulatory requirements, the
Company’s ability to integrate and manage successfully the companies it may acquire from time to time and other risks the Company describes from time to time in the periodic reports it files with the Securities and Exchange Commission. You should not place undue reliance on any such forward-looking statements.  The Company disclaims any obligation to update such statements or to announce publicly the results of any revisions that it may make to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.
Reconciliations of non-GAAP data are included in the Company’s news releases regarding quarterly financial results, available on the Company’s website at
investors.donegalgroup.com.

Insurance Holding Company With Mutual
Affiliate
•
Regional property and casualty insurance group
–
22 Mid-Atlantic, Midwestern, New England and Southern
states
–
Distribution force of approximately 2,600 independent
agencies
–
Completed 10 M&A transactions since 1988
•
Interrelated operations and pooling agreement
with Donegal Mutual since inception in 1986
•
DGICA and DGICB trade on NASDAQ exchange
–
DGICA dividend yield of 3.3%
–
DGICA shares have 1/10 vote; DGICB shares have one
vote

Structure Provides Stability to Pursue
Successful Long-Term Business Strategy
•
Outperform industry in
service, profitability
and book value growth
•
Drive revenues with
organic growth and
opportunistic
transactions
•
Focus on margin
enhancements and
investment
contributions

(Detailed organizational chart included in Supplemental Information – see page 29)

Objective: Outperform Industry
Service, Profitability and Book Value Growth

Change in Net Written Premiums
DGI CAGR: 10%   Peer CAGR: 4%
GAAP Combined Ratio
DGI Avg: 98%  Peer Avg: 100%
Change in Book Value
DGI CAGR: 2%  Peer CAGR: 4%
Donegal Group
Peer Group*
* Peer Group consists of CINF, EMCI, HMN, THG, SIGI, STFC, UFCS (Source: Bloomberg)
-5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
80%
85%
90%
95%
100%
105%
110%
115%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%

2013: Strong Growth and Profitability
Operating EPS* of 96¢ vs. 73¢ in 2012
•
7.4% increase in net written premiums
–
Driven by strong commercial lines growth
•
97.4% statutory combined ratio
–
Q3 and Q4 combined ratios of 96.0% and 95.4% were
lowest for any period in past five years
–
Measurable progress from rate increases and underwriting
initiatives
–
Weather losses and large fire losses below prior year level
•
Book value per share at $15.02 vs. $15.63 at year-
end 2012
–
Interest-rate-driven mark-to-market adjustments

* Reconciliations and definitions of non-GAAP data also are available on our website
Additional details are available at investors.donegalgroup.com

1H14: Favorable Core Underwriting Results
Despite Weather and Other Loss Activity
•
8.4% increase in net written premiums
–
Driven by rate increases and 13.4% commercial lines
growth
•
102.7% statutory combined ratio
–
Improvements in homeowners and casualty loss ratios
–
$26.9 million weather-related losses far exceeded previous
five-year first-half average of $18.8 million
–
$19.4 million in large fire losses also above average
•
Book value per share at $15.25 compared with
$15.02 at year-end 2013

Drive Revenues with Organic Growth and
Opportunistic Transactions

$283
$302
$207
$307
$314
$365 $363
$392
$454
$496
Net Written Premiums
(dollars in millions)
$533

Michigan
Sheboygan
Peninsula
Le Mars
January 2004
Acquired Le Mars and Peninsula
Southern
Atlantic States
December 2008
Acquired Sheboygan Falls
Implemented Pooling Change
December 2010
Acquired Michigan
Implemented 25% Quota Share
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Focus on Underwriting Profitability to
Enhance Margins
Donegal Insurance Group (SNL P&C Group)
SNL P&C Industry (Aggregate)

Personal Lines Loss Ratio
Commercial Lines Loss Ratio
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
2006 2007 2008 2009 2010 2011 2012 2013
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
2006 2007 2008 2009 2010 2011 2012 2013

10 Achieve Book Value Growth By Implementing Plan Pursue quality premium growth and enhance underwriting profitability Support insurance operations with conservative investment strategy

Maintain Multi-faceted Regional Growth
Strategy
•
$533 million in 2013 net written premiums across
22 states in four operating regions
–
$720 million in direct written premiums for
insurance group*
•
10 M&A transactions since 1988
•
Acquisition criteria:
–
Serving attractive
geography
–
Favorable regulatory,
legislative and judicial environments
–
Similar personal/commercial
business mix
–
Premium volume
up to $100 million
11 11
* Includes Donegal Mutual Insurance Company and Southern Mutual Insurance Company

Example: Michigan Insurance Company
•
Attractive franchise
acquired in 2010
•
Potential for increased
premium contribution
•
Track record of
profitability
•
Provided entry into
new state as part of
Midwest expansion
strategy
– Capable management
team
– Quality agency
distribution system
– Diversified mix of
business
(Dollars in millions)
2014 2013 2012 2011 2010
(under
prior
owner)
Direct written
premiums
$116** $112 $111 $108 $105
External quota share 20% 30% 40% 50% 75%
Ceded to Donegal
Mutual*
25% 25% 25% 25% N/A
Retained by MICO 55% 45% 35% 25% 25%
Included in DGI NPW $74** $62 $57 $46 N/A
Statutory combined
ratio
N/A 99% 94% 95% 97%
* Premiums ceded to Donegal Mutual are included in  pooling
agreement with Atlantic States (80% to DGI)
** Projected based on estimated 2014 growth rate

Continue Strategic Efforts to Balance
Business Mix
•
Commercial lines =
44% of NWP in 1H 2014
–
Commercial lines renewal
premiums increases in 5-
7% range
–
Ongoing emphasis on new
business growth in all
regions
•
Personal lines =
56% of NWP in 1H 2014
–
Rate increases in 3-
8% range
–
Modest exposure growth in
addition to MICO premiums
retained
Net Written Premiums by Line of Business
(June 30, 2014)

Homeowners
18%
Other
Personal
3%
Personal
Auto
35%
Commercial
Auto
12%
Other
Commercial
1%
Multi Peril
15%
Workers'
Comp
16%

Emphasize Growth in Commercial Lines
•
95.7% statutory combined
ratio for 2013
•
Introduce core Donegal
products in new regions
•
Growth focus on accounts
with premiums in $10,000
to $75,000 range
•
Expand appetite within
classes and lines already
written:
–
Add related classes
–
Appropriately use
reinsurance
•
Disciplined underwriting:
–
Large account reviews
–
Loss control

50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
90,000
2008 2009 2010 2011 2012 2013
In-Force Policy Count Retention Levels

Focus on Personal Lines Profitability
•
98.8% statutory combined
ratio for 2013
•
Focus on the preferred
and superior risk markets
•
Underwriting initiatives:
–
Rate increases in virtually
every jurisdiction
–
New and renewal
inspections
–
Seek geographic spread of
risk
–
Balance portfolio
(auto/home)

50.0%
55.0%
60.0%
65.0%
70.0%
75.0%
80.0%
85.0%
90.0%
95.0%
100.0%
-
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
500,000
2008 2009 2010 2011 2012 2013
In-Force Policy Count Retention Levels

Organic Growth Centered on Relationships
with ~2,600 Independent Agencies
•
Ongoing objectives:
–
Achieve top three ranking within appointed agencies in
lines of business we write
–
Cultivate relationships with existing agencies to expand
writings
–
Leverage “regional” advantages and maintain personal
relationships as agencies grow and consolidate
•
Continuing focus on commercial lines growth:
–
Emphasize expanded commercial lines products and
capabilities in current agencies
–
Appoint commercial lines focused agencies to expand
distribution in key geographies
–
Strengthen relationships with agencies appointed in
recent years

Support Agents with Best-In-Class Technology 17 Call Center Service Center ClaimCenter ImageRight Mobile App

Drive Increased Efficiency with Automation
•
Current infrastructure can
support premium growth
•
Premiums per employee
rising due to underwriting
systems
•
Claims system allows
more rapid and efficient
claims handling
•
Mutual affiliation provides
opportunities for
operational and expense
synergies
•
Statutory expense ratio of
30.2% for 2013 vs. 29.3%
for 2012
(Dollars in thousands)
Direct Premiums per Employee
Direct Premiums per Employee

$200
$300
$400
$500
$600
$700
$800
$900
$1,000

Enhance Underwriting Profitability to Improve
Operating Margins
•
Sustain pricing discipline and conservative
underwriting
•
Manage exposure to catastrophe/unusual weather
events
–
Reinsurance coverage in excess of a 250-year event
•
Link employee incentive compensation directly to
underwriting performance
•
Focus on rate adequacy and pricing sophistication
•
Leverage centralized oversight of regional
underwriting
•
Emphasize IT-based programs such as automated
decision trees and predictive modeling

Employ Sophisticated Pricing and
Actuarial Tools
•
Predictive modeling tools
enhance our ability to
appropriately price our
products
–
Sophisticated predictive
modeling algorithms for
pricing/tiering risks
–
Territorial segmentation
and analysis of
environmental factors that
affect loss experience
–
Exploring tools that allow
consideration of vehicle-
specific data in pricing
•
External information
sources allow us to
develop price
optimization strategies
•
Formal schedule of
regular rate adequacy
reviews for all lines of
business, including GLM
analysis on claim costs
and agency performance
•
Telematics/usage-based
insurance initiatives

Maintain Emphasis on Reserve Adequacy
•
Reserves at $266 million
at year-end 2013
–
Midpoint of actuarial
range
–
Conservative reinsurance
program limits volatility
•
Emphasis on faster
claims settlements to
reduce longer-term
exposures
•
2013 development of
$10 million within
targeted range
Reserve Range at 12/31/2013
Low  $238,800
High $295,500
Selected at midpoint
Values shown are selected reserves
Vertical bars represent actuarial ranges
(dollars in thousands, net of reinsurance)

Established Reserves at Year-end
$180,262
$217,897
$243,015
$250,936
$265,605
2009 2010 2011 2012 2013
Development
(Favorable)
$9,823      ($2,885)         ($168)       $7,596       $10,358
6.1%          (1.6%)              -- 3.1%           4.1%

22 Achieve Book Value Growth By Implementing Plan Pursue quality premium growth and enhance underwriting profitability Support insurance operations with conservative investment strategy

Maintain Conservative Investment Mix
•
89% of portfolio invested
in fixed maturities at
June 30, 2014
–
Effective duration =
4.7 years
–
Tax equivalent yield =
3.1%
•
Emphasis on quality
–
74% AA-rated or better
–
93% A-rated or better
•
Liquidity managed
through laddering
* Excluding investments in affiliates
$781 Million in Invested Assets*
(as of June 30, 2014)

Short-Term
Securities
4%
Treasury
3%
Agency
6%
Corporate
15%
Mortgage
Backed
Securities
(MBS)
23%
Taxable
Munis
1%
Tax-Exempt
Municipals
45%
Equity
3%

Donegal Financial Services Corporation
Bank Investment = 5% of Invested Assets
•
DFSC owns 100% of Union Community Bank
–
Serves Lancaster County (location of Donegal
headquarters)
•
Expanded to 13 branches via acquisition in 2011
–
Added scale to banking operation
–
Enhanced value of historic bank investment
–
Increased potential for bottom-line contribution
•
DGI owns approximately 48% of DFSC
–
52% owned by Donegal Mutual
•
Union Community Bank is financially strong and
profitable

Union Community Bank
(48% owned by Donegal Group Inc.)
•
2013 financial results:
–
$513 million in assets at year-end 2013
–
$6.3 million in 2013 net income
•
Excellent capital ratios at June 30, 2014:

Tier 1 capital to average total assets 16.01%
Tier 1 capital to risk-weighted assets 24.77%
Risk-based capital to risk-weighted assets 27.06%

Review:  Long-Term Business Strategy for
Growth and Success
•
Maximize benefits of regional business approach
•
Outperform industry in service, profitability and
book value growth
•
Drive revenues with organic growth and
opportunistic transactions
•
Focus on margin enhancements and investment
contributions

Strong Capital + Solid Plan to Drive Results
•
Rated A (Excellent) by
A.M. Best
–
Debt-to-capital of
approximately 16%
–
Premium-to-surplus of
approximately 1.6-to-1
•
Dividend yield of 3.3%
for Class A shares
–
3% increase in April 2014
•
Authorization for
repurchase of up to
500,000 shares of
Class A common stock
Book Value Plus Cumulative Dividends
Book Value Plus Cumulative Dividends

$-
$5.00
$10.00
$15.00
$20.00
Book Value Dividends Paid

Supplemental Information 28

Structure Provides Flexibility and Capacity

(1) Because of the different relative voting power of Class A common stock and Class B common stock, public stockholders hold approximately 35% of the aggregate voting power of the combined classes, and Donegal Mutual holds approximately 65% of the aggregate voting power of the combined classes.
100%
Reinsurance
= P&C Insurance Subsidiaries
= Thrift Holding Company/State Savings Bank
POOLING
AGREEMENT
100% 100%
80%
20%
Sheboygan Falls
Insurance
Company
Michigan
Insurance
Company
Southern
Insurance
Company of
Virginia
Le Mars
Insurance
Company
The Peninsula
Insurance
Company
Atlantic States
Insurance
Company
Southern Mutual
Insurance
Company
Peninsula
Indemnity
Company
100% 100%
100%
100%
100%
55%
(1)
45%
(1)
52%
48%
Donegal Group Inc.
Donegal Group Inc.
Public
Stockholders
Donegal Mutual
Insurance Company
Donegal Financial Services
Corporation
(Union Community Bank)

History of Contributing Transactions
Company Le Mars Peninsula Sheboygan
Southern
Mutual
Michigan
Year Acquired 2004 2004 2008 2009 2010
Company Type Mutual Stock Mutual Mutual Stock
Primary Product Line Personal Niche Personal Personal Pers./Comm.
Geographic Focus Midwest Mid-Atlantic Wisconsin
Georgia/
South Carolina
Michigan
Transaction Type Demutualization Purchase Demutualization Affiliation Purchase
Net Premiums Acquired $20 million $34 million $8 million $11 million $27 million*
Acquisition Price $4 million $24 million $4 million N/A $42 million
Avg. Growth Rate** 5% 3% 13% N/A 16%
Avg. Combined Ratio** 93% 94% 103% N/A 96%
*   Michigan's direct premiums written were $105 million in 2010
** Since acquisition

Net Premiums Written by Line of Business
(in millions) Q2 14 Q1 14 Q4 13 Q3 13 Q2 13 Q1 13 Q4 12 Q3 12
Personal lines:
Automobile $52.0 $50.5 $46.7 $50.9 $50.2 $48.6 $45.6 $51.4
Homeowners 31.1 22.9 25.7 29.8 29.1 21.9 22.3 27.6
Other 4.6 3.8 4.0 4.2 4.3 3.4 4.0 4.2
Total personal lines 87.7 77.2 76.4 84.8 83.6 73.8 71.9 83.1
Commercial lines:
Automobile 17.5 17.3 13.0 14.0 15.7 15.5 12.0 12.5
Workers’ compensation 22.4 26.6 16.3 18.3 19.7 23.2 14.3 16.1
Commercial multi-peril 21.7 22.1 16.8 18.0 20.0 19.7 14.7 15.9
Other 2.1 1.4 1.3 1.4 1.6 0.3 1.8 1.7
Total commercial lines 63.7 67.4 47.4 51.8 57.0 58.6 42.8 46.2
Total net premiums written $151.4 $144.6 $123.8 $136.6 $140.6 $132.5 $114.7 $129.3

Combined Ratio Analyses
(percent) Q2 14 Q1 14 Q4 13 Q3 13 Q2 13 Q1 13 Q4 12 Q3 12
Stat combined ratios:
Personal lines 99.5 102.7 99.3 97.9 100.2 98.1 108.9 101.3
Commercial lines 105.8 104.3 89.4 93.0 101.4 98.4 88.5 91.4
Total lines 102.1 103.2 95.4 96.0 100.6 98.0 101.2 97.6
GAAP combined ratios (total lines):
Loss ratio (non-weather) 63.2 61.7 59.1 57.8 63.1 64.1 68.2 58.6
Loss ratio (weather-related) 8.5 11.4 3.5 7.2 7.4 4.5 3.9 9.3
Expense ratio 31.9 31.3 31.9 32.3 32.3 30.7 29.3 31.4
Dividend ratio 0.4 0.3 0.4 0.3 0.3 0.4 0.3 0.3
Combined ratio 104.0 104.7 94.9 97.6 103.1 99.7 101.7 99.6
GAAP supplemental ratios:
Fire losses greater than $50,000 6.8 7.6 4.8 2.4 4.4 6.5 5.5 5.5
Development on prior year loss reserves 4.4 -0.3 0.1 2.4 3.7 1.5 1.6 2.4